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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 12, 1999

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 1999-2
        -----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA               333-64903               95-4438859
         ----------               ---------               ----------
(State or other jurisdiction     (Commission           (I.R.S. employer
     of incorporation)           file number)         identification no.)

        350 SOUTH GRAND AVENUE, 52ND FLOOR
             LOS ANGELES, CALIFORNIA                           90071
             -----------------------                           -----
     (Address of principal executive offices)                (ZIP Code)

                                 (213) 210-5000
                          ----------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Lehman Brothers Inc. (collectively, the "Underwriters"), in respect to Aames Mortgage Trust 1999-2 Mortgage Pass-Through Certificates, Series 1999-2, Class A-F, Class A-V1 and Class A-V2 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated on or about October 29, 1999, and a Prospectus to be dated on or about October 29, 1999 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-64903) (the "Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1  Computational Materials of the Underwriters

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AAMES CAPITAL CORPORATION


                                       By: /s/ David A. Sklar
                                           ------------------
                                           David A. Sklar
                                           Executive Vice President and
                                           Chief Financial Officer

         Dated: November 12, 1999

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                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   ----------------------

   99.1       Computational Materials of the Underwriter*


* Filed under cover of Form SE

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                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                               PHONE 212-806-5400
                                FAX 212-806-6006


November 12, 1999

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.  20549


     Re:  Aames Mortgage Trust 1999-2
          Registration Statement on Form S-3
          Registration No. 333-64903
          --------------------------

Ladies and Gentlemen:

On behalf of Aames Capital Corporation on behalf of Aames Mortgage Trust 1999-2, we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated November 12, 1999.

If you have any questions concerning the transmitted materials, please do not hesitate to contact the undersigned at (212) 806-5844.

Please acknowledge receipt of this transmission by notifying the person indicated in the "Notify" line in the submission header of the above-referenced filing.


Sincerely,

/s/ Evan Drutman
Evan Drutman